UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form	8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 20, 2024
NEXTDECADE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36842	46-5723951
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana Street, Suite 3900
Houston, Texas		77002
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (713) 574-1880
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, $0.0001 par value	NEXT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.
We are filing this Current Report on Form 8-K to amend Exhibit 23.1 (the “Original Exhibit 23.1”) to our Annual Report on Form 10-K for the year ended December 31, 2023 filed on March 11, 2024 (the “2023 Form 10-K”). Our independent registered public accounting firm, Grant Thornton LLP, consented to use of its report dated March 11, 2024 that is included in the 2023 Form 10-K. In the Original Exhibit 23.1, reference to our registration statements on Form S-3 (File No. 333-271775, File No. 333-274000 and File No. 333-276025) and Form S-8 (File No. 333-274001) were inadvertently omitted. The revised consent attached hereto as Exhibit 23.1 (the “Revised Exhibit 23.1”) supersedes and replaces the Original Exhibit 23.1. The Revised Exhibit 23.1 does not change any previously reported financial results of operations or any disclosure contained in the 2023 Form 10-K.
Item 9.01.    Financial Statements and Exhibits.
(d)Exhibits.

23.1	Consent of Independent Registered Public Accounting Firm.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: March 20, 2024

NEXTDECADE CORPORATION

By:	/s/ Vera de Gyarfas
Name: Vera de Gyarfas
Title: General Counsel